Genco Chapter 11 Bankruptcy	12 Months Ended
Dec. 31, 2016
Reorganizations [Abstract]
Genco Chapter 11 Bankruptcy
Note 22—Genco Chapter 11 Bankruptcy
On October 14, 2016, we entered into a restructuring support agreement (“RSA”) with Genco and an ad hoc group of Genco bondholders (the “Ad Hoc Group”) to restructure the Genco Senior Notes either through (a) out-of-court exchanges (the “Exchange Offer”) or (b) if the Exchange Offer was not successful, the Genco Plan. Under the RSA, the $825 million of existing Genco Senior Notes were to be exchanged for up to $210 million in new seven-year Dynegy unsecured notes, up to $139 million of cash consideration (including a $9 million RSA payment, as described below (the “RSA Payment”)) funded with existing IPH cash balances and an expected return of collateral of approximately $61 million, and up to 10 million of Dynegy warrants with a seven-year term for an exercise price of $35 per share. Dynegy, Genco, and the Ad Hoc Group agreed that holders of the Genco Senior Notes who entered into the RSA on or before October 21, 2016, would be paid their pro rata share of the RSA Payment in cash upon consummation of a restructuring, with such pro rata share determined as the proportion that the amount of Genco Senior Notes held by each such holder bears to the aggregate amount of Genco Senior Notes held by all holders entitled to receive a share of the RSA Payment. Genco made its interest payment that was due on December 1, 2016 and such payment was netted against the cash consideration.
The Exchange Offer was launched in November 2016 and on December 9, 2016, Dynegy and Genco announced (i) that they received the required number and amount of votes in favor of the Genco Plan, (ii) that Genco subsequently filed the Bankruptcy Petition for reorganization under the Bankruptcy Code in the Bankruptcy Court, and (iii) that the previously announced Exchange Offer was terminated because the required participation threshold of 97 percent of the aggregate principal amount of Genco Senior Notes was not satisfied. Genco continued to operate its business as “debtor-in possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court until the Emergence Date. On the Emergence Date, we exchanged $757 million of these Genco Senior notes for $113 million of cash, $182 million of new Dynegy seven year unsecured notes, and warrants to purchase up to 8.7 million of common stock for an exercise price of $35 per share (the “2017 Warrants”). The 2017 Warrants have a seven-year term expiring on February 2, 2024. Holders of Genco Senior Notes who did not receive a distribution under the Genco Plan on the Emergence Date have until July 17, 2017 (the 165th day after the Emergence Date) in order to exercise their rights to receive a distribution.
The filing of the prepackaged Chapter 11 Case constituted or may have constituted an event of default or otherwise triggered or may have triggered repayment obligations under the express terms of certain instruments and agreements relating to direct financial obligations of Genco or obligations under off-balance sheet arrangements (the “Debt Documents”). As a result of such an event of default or triggering event, all obligations under the Debt Documents, by terms of the Debt Documents, have or may have become due and payable, but were subject to the provisions of the Bankruptcy Code. Such event of default would not be an event of default for Dynegy’s other indebtedness, as the Genco Senior Notes were nonrecourse to Dynegy. The material Debt Documents are the Genco Senior Notes.
As a result of filing the Genco Plan, we reclassified the Genco Senior Notes as Liabilities subject to compromise in our consolidated balance sheet as of December 31, 2016. The amounts represent the allowed claims to be resolved in connection with our Chapter 11 proceedings. Differences between liabilities we have estimated and the claims filed, or to be filed, will be investigated and resolved in connection with the claims resolution process. We will continue to evaluate these liabilities throughout the Chapter 11 process and adjust amounts as necessary. A summary of our liabilities subject to compromise as of December 31, 2016 is as follows:

(amounts in millions)	December 31, 2016
Genco Senior Notes:
7.00% Senior Notes Series H, due 2018	$300
6.30% Senior Notes Series I, due 2020	250
7.95% Senior Notes Series F, due 2032	275
Interest accrued	7
Total Liabilities subject to compromise	$832

We have incurred costs associated with the reorganization prior to and after Genco’s filing of the Bankruptcy Petition. Costs associated with the reorganization incurred prior to the Bankruptcy Petition of approximately $10 million have been recorded in General and administrative expense in our consolidated statement of operations for the year ended December 31, 2016. Costs post Genco’s Bankruptcy Petition of approximately $96 million have been recorded to Bankruptcy reorganization items in our consolidated statement of operations for the year ended December 31, 2016, and primarily include the write-off of the remaining unamortized discount related to the Genco Senior Notes and legal expenses incurred. We stopped accruing interest on the Genco Senior Notes on December 9, 2016. Approximately $4 million of interest expense would have been recognized in our consolidated statement of operations for the year ended December 31, 2016 had we not stopped accruing interest on these notes.
Condensed Financial Statements of Debtor-in-Possession
Upon Genco’s petition for bankruptcy under Chapter 11, we analyzed Genco as a VIE. Based on the analysis, it was determined that Dynegy was the primary beneficiary of Genco and continued to receive the benefits and controlled the significant activities of Genco. As a result, Genco was consolidated by Dynegy as a VIE as of December 31, 2016.
The condensed financial statements of Genco, as the debtor-in-possession, as of December 31, 2016 and for the period from December 10, 2016 to December 31, 2016, presented below reflect the amounts included in Dynegy’s consolidated financial statements as of and for the year ended December 31, 2016.
Condensed Balance Sheet As of December 31, 2016

(amounts in millions)	Genco, as Debtor-in-Possession	Intercompany Eliminations	Amounts included in Dynegy’s Consolidated Financial Statements
Cash	$49	$—	$49
Intercompany and affiliate receivables	184	(184)	—
Other current assets	76	—	76
Property, plant & equipment	59	—	59
Other non-current assets	3	—	3
Total Assets	$371	$(184)	$187

Current liabilities	$64	$(31)	$33
Liabilities subject to compromise	832	—	832
Asset retirement obligations	37	—	37
Other non-current liabilities	5	(5)	—
Total Liabilities	$938	$(36)	$902

Total stockholder deficit	$(552)	$(148)	(700)
Noncontrolling Interest	(15)	—	(15)
Total Deficit	$(567)	$(148)	$(715)

Total Liabilities and Deficit	$371	$(184)	$187

Condensed Statement of Operations and Comprehensive Loss
For the Period from December 10, 2016 to December 31, 2016

(amounts in millions)	Genco, as Debtor-in-Possession	Intercompany Eliminations	Amounts included in Dynegy’s Consolidated Financial Statements
Revenues	$19	$(19)	$—
Cost of sales, excluding depreciation expense	(11)	—	(11)
Gross margin	8	(19)	(11)
Operating and maintenance expense	(6)	—	(6)
Other operating costs	(4)	1	(3)
Operating loss	(2)	(18)	(20)
Bankruptcy reorganization items	(96)	—	(96)
Net loss attributable to Stockholder	(98)	(18)	(116)
Other Comprehensive loss, net of tax	—	—	—
Comprehensive loss	$(98)	$(18)	$(116)

Condensed Statement of Cash Flows
For the Period from December 10, 2016 to December 31, 2016

(amounts in millions)	Genco, as Debtor-in-Possession	Intercompany Eliminations	Amounts included in Dynegy’s Consolidated Financial Statements
Net cash provided by operating activities	$3	$—	$3
Net increase in cash and cash equivalents	3	—	3
Cash and cash equivalents, beginning of period	46	—	46
Cash and cash equivalents, end of period	$49	$—	$49